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                                                                    Exhibit 10.2




                  ALLERGAN, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                                 TRUST AGREEMENT




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                                      TABLE

ARTICLE

FIRST: Acceptance of Property..................................................2

SECOND: Investment Powers......................................................2

THIRD: Payments................................................................8

FOURTH: Administrative Powers..................................................8

FIFTH: Insurance Company Contracts............................................13

SIXTH: Fiduciary Standards....................................................13

SEVENTH: Prohibition of Diversion.............................................14

EIGHTH: Hold Harmless.........................................................14

NINTH: Accounts...............................................................15

TENTH: Committee..............................................................16

ELEVENTH: Compensation and Expenses...........................................16

TWELFTH: Resignation of Trustee...............................................16

THIRTEENTH: Amendment.........................................................16

FOURTEENTH: Termination.......................................................17

FIFTEENTH: Plan-to-Plan Transfers; Rollovers..................................17

SIXTEENTH: Adopting Employers.................................................18

SEVENTEENTH: Alienation.......................................................18

EIGHTEENTH: Bond..............................................................18

NINETEENTH: Successors........................................................18

TWENTIETH: Severability.......................................................19

TWENTY-FIRST: Communications..................................................19

TWENTY-SECOND: Governing Law..................................................19


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                                 TRUST AGREEMENT

         WHEREAS, the Allergan, Inc. Employee Stock Ownership Plan, hereinafter referred to as the "Plan," and the Trust Agreement for Allergan, Inc. Employee Stock Ownership Plan was initially established with an effective date of July 27, 1989, by Allergan, Inc., hereinafter referred to as the "Sponsor," for the purpose of providing retirement and related benefits to eligible employees of the Sponsor and any Affiliated Company who adopts the Plan, hereinafter referred to collectively as the "Company," and their beneficiaries, hereinafter referred to as "Participants"; and

         WHEREAS, the Plan Committee, the members of which are "named fiduciaries" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (which named fiduciaries are hereinafter referred to as the "Committee") has general responsibility for administration of the Plan; and

         WHEREAS, the Plan provides for a trust to which contributions are to be made by the Company to be held by a trustee and to be managed, invested and reinvested for the exclusive benefit of Participants of the Plan and their beneficiaries; and

         WHEREAS, the Plan and trust are intended to qualify as a plan and trust that meet the applicable requirements of sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, hereinafter referred to as the "Code"; and

         WHEREAS, the current trustee(s) of the trust have been removed as trustee(s) effective June 30, 2000; and

         WHEREAS, effective July 1, 2000, the Sponsor wishes to amend and restate the existing agreement of trust, hereinafter referred to as the "Trust," in its entirety and appoint UMB Bank, N.A., a national banking association, having its principal place of business at Kansas City, Missouri, hereinafter referred to as the "Trustee"; and

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the Sponsor and the Trustee do hereby covenant and agree as follows:


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         FIRST: ACCEPTANCE OF PROPERTY.

         The Trustee shall accept such cash and other property as is tendered to it as contributions hereunder, and as is acceptable to it, hereinafter referred to as the "Trust Fund," but shall not be under any duty to require the Company to contribute to the Trust Fund or to determine whether the amount of any contribution has been correctly computed under the terms of the Plan. In no event shall the Trustee be considered a party to the Plan. The Trustee shall have only such duties with respect to the Plan as are set forth in this Agreement.

         SECOND: INVESTMENT POWERS.

         The Trustee shall invest the assets of the Trust Fund as directed by the Sponsor, Committee, or Participants in accordance with the provisions of the Plan. In doing so, the Trustee will be a directed trustee. The general investment policy of the Plan is to invest primarily in employer securities as that term is defined in section 407(d) of ERISA, hereinafter referred to as "Company Stock." Accordingly, subject to the direction of the Committee, Trust Fund assets other than Company Stock may be used to acquire additional Company Stock. To the extent not so invested to acquire Company Stock, Trust Fund assets other than Company Stock may be invested by the Trustee, subject to the direction of the Committee, in regulated mutual funds or such funds may be held in cash or cash equivalents pending distribution to Participants or other use by the Trust. Subject to the general investment policy of the Plan, which is to invest primarily in Company Stock, trust investments may also include, any fund created for the collective investment of the assets of employee benefit trusts, as long as such collective investment fund is a qualified trust under the applicable provisions of the Code (and while any portion of the Trust Fund is so invested, such collective investment fund shall constitute a part of the Plan, and the instruments creating such fund shall constitute a part of this Agreement). The Trustee shall have no independent investment duties or responsibilities. The Trustee assumes no financial responsibility with respect to the investment of the assets of the Trust Fund. If the Trustee properly carries out such investment directions, the Trustee will have no liability for any loss or diminution in value occasioned thereby.

         To the maximum extent permitted by law, the Trustee shall not be liable for the acquisition, retention or disposition of any assets of the Trust Fund or for any loss to or diminution of such assets unless due to the Trustee's own negligence or willful misconduct.

         The Committee may appoint an "investment manager," as defined in section 3(38) of ERISA. Any investment manager so appointed shall be (i) an investment adviser registered as such under the Investment Advisers Act of 1940,
(ii) a bank, or (iii) an insurance company qualified to perform investment management services under the laws of more than one state of the United States. The Committee shall notify the Trustee of any such appointment by delivering to the Trustee an executed copy of the instrument under which the investment manager is appointed and evidencing the investment manager's acceptance of such appointment, an acknowledgment by the investment manager that it is a fiduciary of the Plan, and a certificate evidencing the investment manager's current registration under the Investment Advisers Act of 1940 or other appropriate qualification. The Committee shall specify to the Trustee the portion


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of the Trust Fund that shall be subject to such investment management. The
Trustee shall invest and reinvest the portion of the Trust Fund subject to such investment management only to the extent and in the manner directed by the investment manager in writing. During the term of such appointment, the Trustee shall have no liability for the acts or omissions of such investment manager, and except as provided in the preceding sentence, shall be under no obligation to invest or otherwise manage the portion of the Trust Fund subject to such investment management. The Trustee may maintain separate accounts within the Trust Fund for the assets of the Trust Fund subject to such investment management. The Committee may terminate its appointment of an investment manager at any time and shall notify the Trustee in writing of such termination. To the maximum extent permitted by ERISA, the Trustee shall be protected in assuming that the appointment of an investment manager remains in effect until it is otherwise notified in writing by the Committee.

         In the event that the investment manager appointed hereunder is a bank or a trust company, or an affiliate of a bank or a trust company, the Trustee shall, upon the direction of the Committee, transfer funds to such bank, trust company, or affiliate for investment through the medium of any fund created and administered by such bank, trust company, or affiliate, acting as trustee therefore, for the collective investment of the assets of employee benefit trusts, provided that such fund is qualified under the applicable provisions of the Code and that while any portion of the assets are so invested, such fund shall constitute part of the applicable Plan or Plans, and the instrument creating such fund shall constitute part of this Agreement. In order to implement the provisions of this paragraph, the Trustee is authorized to enter into any required ancillary trust, agency or other type of agreement with an investment manager, or its affiliate, as described in the preceding sentence.

         The Trustee shall have no power or duty to sell, tender, exchange, or otherwise dispose of any Company Stock held in the Fund, hereinafter referred to as the "Company Stock Fund," except in the following circumstances: (i) in the event of a tender or exchange offer as hereinafter provided, (ii) in the case of fractional shares received in any stock dividend, stock split or other recapitalization, (iii) as necessary to make any distribution or payment from the Trust Fund, (iv) pursuant to the direction of the Sponsor, Committee, or a Participant, or (v) where ERISA prohibits the limitation of the Trustee's power. In the event that an offer (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) (the "Offer") whether or not such Company Stock is allocated to Participants' ESOP accounts, is made for all or any portion of the Company Stock held in the Company Stock Fund, and notwithstanding any other provision of the Trust to the contrary, the Trustee's discretion or authority to sell, exchange or transfer any of such Company Stock held in the Company Stock Fund shall be determined in accordance with the following rules:

         (1) The Trustee shall have no discretion or authority to sell, exchange or transfer any Company Stock pursuant to an Offer except to the extent, and only to the extent that the Trustee is timely directed to do so in writing (i) with respect to any Company Stock held by the Trustee subject to such Offer and allocated to any Participant's ESOP account, by each Participant to whose ESOP account any of


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              such Company Stock is allocated and (ii) with respect to any
              Company Stock held by the Trustee subject to such Offer and not allocated to any Participant's ESOP account, by each Participant who is an Eligible Employee with respect to a number of shares (including fractional shares) of such unallocated Company Stock equal to the total number of shares of such unallocated Company Stock multiplied by a fraction the numerator of which is the annualized Compensation of such Participant for the calendar year in which such Offer is made and the denominator of which is the total annualized Compensation for the calendar year in which such Offer is made of all such Participants who are Eligible Employees. A list of the Participants eligible to direct the sale, exchange or transfer of unallocated Company Stock and the number of shares subject to their direction shall be delivered to the Trustee by the Committee.

         (2) To the extent there remains any residual fiduciary responsibility with respect to Company Stock pursuant to an Offer after application of subparagraph (1) above, the Trustee shall sell, exchange or transfer such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor.

         (3) Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of subparagraphs (5) and (15) of this paragraph, sell, exchange or transfer pursuant to such Offer, only such shares of Company Stock as to which such instructions were given.

         (4) In the event, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such shares from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants entitled under this paragraph to give instructions as to the sale, exchange or transfer of shares pursuant to such Offer.

         (5) In the event that an Offer for fewer than all of the shares of Company Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as set forth herein) with respect to the largest portion of such Company Stock as may be possible given the total number or amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under subparagraph (1) had the Offer been for all shares of Company Stock held in the Trust.


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         (6)  In the event an Offer is received by the Trustee and instructions have been solicited from Participants regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the Company Stock subject to the first Offer, the Trustee shall inform the Committee of such other Offer and the Committee shall use its best efforts under the circumstances to solicit instructions from the Participants (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any Company Stock so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to Company Stock not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such Company Stock for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in subparagraph
              (1). With respect to any further Offer for any Company Stock received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offers), the Trustee shall act in the same manner as described above.

         (7) With respect to any Offer received by the Trustee, the Trustee shall inform the Sponsor of such Offer and the Sponsor shall distribute, at its expense, copies of all relevant material including but not limited to material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, which shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to subparagraph (1).

         (8) The Sponsor shall distribute and/or make available to each Participant who is entitled to respond to an Offer pursuant to subparagraph (1), an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Company Stock with respect to which he or she is entitled to give instructions shall not be sold, exchanged or transferred pursuant to such Offer unless the Trustee is directed otherwise as provided in subparagraph (2) above, (ii) the Participant shall be a named fiduciary (as described in subparagraph (13) below) with respect to all shares of Company Stock for which he or she is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

         (9) Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Company Stock for which he or she is entitled to give instructions, or (ii) to sell, exchange or transfer all Company Stock for which he or she is entitled to give instructions. The Sponsor shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. Subject to


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              subparagraph (4), the Trustee shall then sell, exchange or transfer shares of Company Stock according to instructions from Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred unless directed otherwise as provided in subparagraph (2) above.

         (10) The Sponsor shall furnish former Participants who have received distributions of Company Stock so recently as to not be shareholders of record with the information given to Participants pursuant to subparagraphs (7), (8), and (9). The Trustee shall then sell, exchange or transfer shares according to instructions from such former Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred.

         (11) Neither the Company, the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Offer, nor shall they have any authority or responsibility to do so.

         (12) The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives. If some but not all Company Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent recordkeeping agent is retained, such agent must agree, as a condition of its retention by the Sponsor, not to disclose the composition of any Participant ESOP accounts to the Company, its officers, directors, employees, or representatives. The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

         (13) Each Participant shall be a named fiduciary (as that term is defined in section 402(a)(2) of ERISA) with respect to Company Stock allocated to his or her ESOP account under the Plan and with respect to his or her pro-rata portion of the unallocated Company Stock for which he or she is entitled to issue instructions in accordance with subparagraph (1) of this paragraph solely for purposes of exercising the rights of a shareholder with respect to an Offer pursuant to this paragraph.

         (14) To the extent that an Offer results in the sale of Company Stock in the Trust and allocated to the ESOP accounts of Participants, the Committee shall instruct the Trustee as to the investment of the proceeds of such sale.

         (15) In the event a court of competent jurisdiction shall issue to the Plan, the Committee, the Sponsor or the Trustee an opinion or order, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of


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              this paragraph regarding the determination to be made as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this paragraph shall be given no further force or effect. In such circumstances, the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to such Offer, the Sponsor shall appoint an independent fiduciary who shall direct the Trustee as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to such Offer.

         All property received in exchange for such Company Stock so tendered shall upon receipt be held by the Trustee in the Fund within the accounts of those Participants who so tendered, the provisions of this Agreement shall hereby be deemed amended to permit the holding of such property within said Fund and the property shall thereafter be administered, invested, reinvested and distributed in accordance with the applicable terms of the Plan and Trust.

         All dividends paid to the Trustee with respect to the Company Stock Fund shall be held in the Trust by the Trustee as directed by the Committee.

         The Trustee, when directed by the Committee, shall borrow money from any source, including the Company or any shareholder in the Company, in such amounts and upon such terms as the Committee may determine, for the purpose of purchasing or otherwise acquiring Company Stock. In connection with any such borrowing, at the direction of the Committee, the Trustee may issue its promissory note and may secure the repayment of such borrowed funds only with the Company Stock acquired with the proceeds of the loan. Any such borrowing from the Company, or from any other "disqualified person" within the meaning of section 4975(e)(2) of the Code, or any other "party in interest" within the meaning of section 3(14) of ERISA (or guaranteed by the Company or any other disqualified person or party in interest), shall be subject to the following provisions:

         (1) The proceeds of any such loan shall be used only to acquire Company Stock, to pay any charges or fees incurred in connection with such acquisition, and/or to repay any such loan.

         (2) The only Trust Funds assets which may be used as collateral for the loan shall be the Company Stock acquired with the proceeds of such loan (or used as collateral on a prior such loan repaid with the proceeds of such current loan), and the terms of such loan must provide that shares of such Company Stock pledged as collateral shall be released from their status as collateral in accordance with Sections 4.2(b) and 6.7(a)(1) (or superseding sections) of the Plan (pertaining to the release of Company Stock from the Exempt Loan Suspense Subfund) as


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              amended from time to time and which are incorporated herein by this reference. Notwithstanding the foregoing, in addition to or in lieu of pledging the acquired Company Stock as collateral for the repayment of any loan, the Company may guarantee such repayment.

         (3) In the event of a default in the repayment of any such loan, the value of pledged shares of Company Stock transferred to the lender in satisfaction of such loan shall not exceed the amount of such default. Other than such a transfer of the pledged Company Stock in such amount, the lender shall have no recourse against the Trust for nonpayment of the loan.

         (4) In the event that there shall be more than one class of capital stock of the Company, the class or classes of Company Stock acquired by the Trustee with the proceeds of such a loan, and the relative proportions of such classes of stock held by the Trustee, shall comply with any applicable requirements established pursuant to regulations issued by the Secretary of the Treasury under section 4975 of the Code so as to assure that such loan and/or acquisition of Company Stock does not constitute a prohibited transaction within the meaning of the applicable provisions of the Code and ERISA, as such provisions may be amended from time to time.

         THIRD: PAYMENTS.

         Subject to the provisions of Article FOURTEENTH hereof, the Trustee shall from time to time transfer cash or other property from the Trust Fund to such persons, including an insurance company or companies or a paying agent designated by the Committee, at such addresses, in such amounts, for such purposes and in such manner as the Committee may direct, provided that such transfer is administratively feasible, and the Trustee shall incur no liability for any such payment made at the direction of the Committee. The Committee shall be solely responsible to insure that any payment made at its direction conforms with the provisions of the Plan, the provisions of this Agreement, and ERISA, and the Trustee shall have no duty to determine the rights or benefits of any person in the Trust Fund or under the Plan or to inquire into the right or power of the Committee to direct any such payment.

         FOURTH: ADMINISTRATIVE POWERS.

         The Trustee is authorized to exercise from time to time the following powers in respect of any property, real or personal, of the Trust Fund:

         (1) power to sell at public or private sale for cash or upon credit or partly for cash and partly upon credit and upon such terms and conditions as it shall deem proper as and when directed to do so by the Committee (or by Participants pursuant to Article Second). No purchaser shall be bound to see to or be liable for the application of the proceeds of any such sale;


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         (2)  power to exchange securities or property held by it for other securities or property, or partly for such securities or property and partly for cash, and to exercise conversion, subscription, option and similar rights with respect to securities held by it, and to make payments in connection therewith as and when directed to do so by the Committee (or by Participants pursuant to Article Second);

         (3) power to vote in person or by proxy at corporate or other meetings and to participate in or consent to any voting trust, reorganization, dissolution, merger or other action affecting securities in its possession or the issuers thereof; except, notwithstanding any other provision of the Trust to the contrary, the Trustee's discretion and authority to vote the Company Stock Fund, shall be determined as provided herein.

         (4) power to acquire, hold or dispose of property in unregistered form, or in its name without designation of fiduciary capacity, or in the name of its nominee or any custodian, and to the extent permitted by ERISA, to combine certificates representing investments with investments of the same issue held by the Trustee in other fiduciary capacities, and to deposit property in a depository or clearing corporation or with the federal reserve bank in its district as and when directed to do so by the Committee (or by Participants pursuant to Article Second);

         (5) power to compromise and adjust all debts or claims due to or made against it, to participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity upon the written direction of the Committee;

         (6) power to deposit any such property with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee; and any assessments levied with respect to any property so deposited upon the written direction of the Committee unless the Trustee is so ordered to do so by a court or governmental agency of competent jurisdiction;

         (7) power to exercise any conversion privilege or subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust Fund and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payments of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith and to hold and retain any securities or other property which it may so acquire upon the written direction of the Committee;


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         (8)  power to make distributions in cash or in specific property, real or personal, or an undivided interest therein, or partly in cash and partly in such property upon the written direction of the Committee (or by Participants but subject to the provisions of the Plan);

         (9) power to engage legal counsel, including counsel to the Company or the Trustee in its individual capacity, and any other suitable agents, and to consult with such counsel or agents with respect to the construction of this Agreement, the administration of the Trust Fund, and the duties of the Trustee hereunder following written consent of the Committee;

         (10) power to commence or defend suits or legal proceedings and to represent the Trust Fund in all suits or legal proceedings; to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund, provided that the Trustee shall notify the Committee of all such suits, legal proceedings and claims and, except in the case of a suit, legal proceeding or claim involving solely the Trustee's action or omissions to act, shall obtain the written consent of the Sponsor before settling, compromising or submitting to binding arbitration any claim, suit or legal proceeding of any nature whatsoever;

         (11) power to enter into any contract or policy with an insurance company or companies, for the purpose of insurance coverage or otherwise, provided that, except as provided in Article FIFTH, the Trustee shall be the sole owner of all such contracts or policies and all such contracts or policies shall be held as assets of the Trust Fund upon the written direction of the Committee;

         (12) power to make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers;

         (13) power to transfer assets of the Trust Fund to a successor trustee as provided in Article TWELFTH; and

         (14) power to appoint custodians or subcustodians to hold any or all of the Trust Fund upon the written direction or consent of the Committee;

         (15) power to appoint ministerial agents to perform various functions of the Trustee upon the written direction or consent of the Committee; and

         (16) power to exercise, subject to the terms and restrictions set forth in Article Fourth and the provisions of the Plan, generally, any of the powers that an individual owner might exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee may deem


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

              necessary or proper to carry out any of the powers set forth in this Article FOURTH or otherwise in the best interests of the Trust Fund.

         Notwithstanding any other provision of the Trust to the contrary, the Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee either from the Committee or from Participants, depending on who has the right to direct the voting of such Company Stock as provided in the following subparagraphs:

         (1) All Company Stock held in the Trust Fund shall be voted by the Trustee as the Committee directs in its absolute discretion, except as provided in this subparagraph (1).

              (i) If the Sponsor has a registration-type class of securities (as defined in section 409(e)(4) of the Code), then with respect to all corporate matters, (1) each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her ESOP account and (2) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Company Stock not allocated to the ESOP accounts of Participants, with such portion equal to the total number of shares of such unallocated stock multiplied by a fraction the numerator of which is the number of shares of Company Stock allocated and credited to his or her ESOP account and the denominator of which is the total number of shares of Company Stock allocated and credited to all ESOP accounts of Participants.

              (ii) If the Sponsor does not have a registration-type class of securities, then only with respect to such matters as the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of trade or business, or such similar transactions as may be prescribed in regulations under section 409(e)(4) of the Code, (1) each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her ESOP account and (2) each Participant who is an Eligible Employee shall be entitled to direct the Trustee as to the voting of a portion of all Company Stock not allocated to the ESOP accounts of Participants, with such portion determined in the same manner as under clause
                    (i) above.

              A list of the Participants eligible to vote unallocated Company Stock and the number of shares subject to their direction shall be delivered to the Trustee by the Committee.

         (2) To the extent there remains any residual fiduciary responsibility with respect to the voting of Company Stock after application of subparagraph (1) above, the

              Trustee shall vote such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor.

         (3) All Participants entitled to direct such voting shall be notified by the Sponsor, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Sponsor or any other party regarding the exercise of such rights. Such Participants shall be so entitled to direct the voting of fractional shares (or fractional interests in shares); provided, however, that the Trustee may, to the extent possible, vote the combined fractional shares (or fractional interests in shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional interests in shares). To the extent that a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under Company Stock credited to his or her ESOP account, such Company Stock shall not be voted unless the Trustee is directed otherwise as provided in subparagraph (2) above. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

         (4) Each Participant shall be a named fiduciary (as that term is defined in section 402(a)(2) of ERISA) with respect to Company Stock for which he or she has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this paragraph.

         (5) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Committee, the Sponsor or the Trustee, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this paragraph regarding the manner in which Company Stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this paragraph shall be given no further force or effect. In such circumstances the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to voting, the Sponsor shall appoint an independent fiduciary who shall direct the Trustee as to the manner in which Company Stock held by the Trustee shall be voted.

         Notwithstanding the foregoing paragraphs, in the event that an investment manager is appointed pursuant to Article SECOND hereof, such investment manager shall exercise such of the powers enumerated in this Article FOURTH and otherwise contained in this Agreement with respect to the portion of the Trust Fund subject to its control as may be specified in the instrument under which the investment manager was appointed.

         FIFTH: INSURANCE COMPANY CONTRACTS.

         The Trustee may, at the direction of the Committee, (i) enter into one or more contracts with legal reserve life insurance companies, the rate of return from which is fixed by the terms of such contracts, (ii) transfer to any such insurance companies a portion of the Trust Fund in accordance with any such contracts, and (iii) hold any such contracts as a part of the Trust Fund until directed otherwise by the Committee. The Committee shall give such direction to the Trustee by delivering to the Trustee a copy of the action of the Committee which shall specifically refer to this Article FIFTH and direct the Trustee to so act. The Committee may direct the Trustee to (i) request any information from any such insurance companies necessary or appropriate to make an investment decision, (ii) demand or accept withdrawals or other distributions under any such contracts, (iii) exercise or not to exercise any rights, powers, privileges and options under any such contracts and (iv) assign, amend, modify or terminate any such contracts. The Trustee shall take no action with respect to any such contracts except at the direction of the Committee. The Trustee shall incur no liability for complying with any direction of the Committee, and in the absence of any direction from the Committee, the Trustee shall incur no liability for failing to take any action. Any insurance companies issuing any contracts as hereinabove described may deal with the Trustee as the absolute owner of any such contracts and need not inquire as to the authority of the Trustee to act with regard to such contracts. Any such insurance company may accept and rely upon any communication from the Trustee that is signed by an officer of the Trustee. For purposes of this Agreement, any such insurance company shall be considered to be an investment manager with regard to the assets of the Plan subject to its control. In no event shall the underlying assets of such insurance company in which such contracts are invested be considered assets of the Plan or part of the Trust Fund.

         SIXTH: FIDUCIARY STANDARDS.

         The Trustee (or any investment manager appointed pursuant to Article SECOND hereof) shall (i) discharge its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (ii) subject to the investment funds specified in the Plan, if any, and to the extent required by ERISA, diversify the investments of the Trust Fund so as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so; and (iii) discharge its duties in accordance with the provisions of the Plan and this Agreement insofar as such provisions are consistent with ERISA.

         The Trustee (or any investment manager appointed pursuant to Article SECOND hereof) shall not engage in any transaction that it knows or should know violates section 406 of ERISA. Notwithstanding the foregoing, the Trustee (or any investment manager appointed pursuant to Article SECOND hereof) may, in accordance with any appropriate exemption provided under ERISA or upon the approval of the Secretary of the Department of Labor, enter into any transaction otherwise prohibited under section 406 of ERISA.

         The Trustee shall not be responsible for the administration of the Plan, for determining the funding policy of the Plan, or the adequacy of the Trust Fund to meet and discharge liabilities under the Plan.

         The Trustee shall not be responsible for any failure of the Committee or the Company to discharge any of their respective responsibilities with respect to the Plan nor be required to enforce payment of any contributions to the Trust Fund.

         SEVENTH: PROHIBITION OF DIVERSION.

         (1) At no time prior to the satisfaction of all liabilities with respect to Participants in the Plan and their beneficiaries shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their beneficiaries. Except as provided in subparagraphs (2), (3) and (4) below, and Article THIRTEENTH, or as otherwise permitted under the provisions of the Plan, the assets of the Trust Fund shall never inure to the benefit of the Company and shall be held for the exclusive purpose of providing benefits to Participants in the Plan and their beneficiaries and defraying the reasonable expenses of administering the Plan.

         (2) In the case of a contribution that is made by the Company by a mistake of fact, subparagraph (1) above shall not prohibit the return to the Company of such contribution at the direction of the Committee within one year after the payment of the contribution.

         (3) If a contribution by the Company is expressly conditioned on qualification of the Plan under section 401 of the Code, and if the Plan does not so qualify, then subparagraph (1) above shall not prohibit the return to the Company of such contribution at the direction of the Committee within one year after the date of denial of qualification of the Plan, to the extent permitted by ERISA and the Code.

         (4) If a contribution by the Company is expressly conditioned upon the deductibility of the contribution under section 404 of the Code, then to the extent such deduction is disallowed, subparagraph (1) above shall not prohibit the return to the Company of such contribution at the direction of the Committee, to the extent disallowed, within one year after the date of such disallowance.

         EIGHTH: HOLD HARMLESS.

         To the maximum extent permitted by ERISA and other applicable law, the Trustee shall not be liable for and the Company shall indemnify the Trustee against, and agrees to hold the Trustee harmless from, all liabilities and claims (including reasonable attorney's fees and expenses in defending against such liabilities and claims) against the Trustee, arising from the Trustee's performance of its duties in conformance with the terms of the Plan and this

Agreement, including any liability and claim arising with regard to the provisions of Article SECOND, unless such liability or claim results from negligent, reckless, or willful acts of commission or omission by the Trustee or results from the Trustee's violation of ERISA or other applicable laws. To the maximum extent permitted by ERISA and other applicable law, the Trustee shall not be liable for acting (or for taking no action) in accordance with any written direction of the Committee or an investment manager designated under Article SECOND, or, where an investment manager has been designated, failing to act in the absence of any such direction, including, without limitation, any claim or liability that may be asserted against the Trustee on account of failure to receive securities purchased, or failure to deliver securities sold pursuant to orders issued by an investment manager, and the Company shall indemnify the Trustee against and agrees to hold the Trustee harmless from, all such liabilities and claims (including attorney's fees and expenses in defending against such liabilities and claims). The foregoing indemnifications shall also apply to liabilities and claims against the Trustee arising from any breach of fiduciary responsibility by a fiduciary other than the Trustee, unless the Trustee (i) participates knowingly in or knowingly undertakes to conceal such breach, (ii) has enabled such fiduciary to commit such breach by its failure to exercise its fiduciary duties under ERISA or (iii) has actual knowledge of such breach and fails to take reasonable remedial action to remedy such breach.

         NINTH: ACCOUNTS.

         The Trustee or its agent shall keep records of all transactions relating to the Trust Fund, which shall be made available at all reasonable times to the Committee, persons designated by the Board of Directors of the Sponsor or as may be required by law. The Trustee or its agent shall render an accounting to the Company and the Committee at least annually which shall be in a form sufficient to produce financial statements and to conduct an audit as required by ERISA and the Code. The Committee may approve such accounting on behalf of itself and the Company by an instrument in writing delivered to the Trustee. If the Committee does not file with the Trustee objections to any such accounting within sixty (60) days after its receipt, the Committee shall be deemed to have approved such accounting on behalf of itself and the Company. In such case, or upon the written approval of the Committee of any such accounting, the Trustee shall, to the extent permitted by law, be discharged from all liability to the Committee and the Company for its acts or failures to act described in such accounting. Except to the extent otherwise provided in ERISA, no person, other than the Company or the Committee, may require an accounting or bring any action against the Trustee with respect to the Trust Fund. The Trustee shall render to the Committee, at least quarterly, a statement of the Trust Fund assets and their values and, whenever a contribution is made to the Trust Fund other than in cash, a statement of the value of such property on the date it is received by the Trustee.

         Nothing contained in this Agreement or in the Plan shall deprive the Trustee of the right to have judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts, or for instructions with regard to the Trust, the only necessary parties thereto in addition to the Trustee shall be the Committee. If the Trustee so elects, it may join as a party or parties any other person or persons.

         TENTH: COMMITTEE.

         The Sponsor shall certify to the Trustee the name of the entity, person, or persons from time to time constituting the Committee. All directions to the Trustee by the Committee shall be in writing, and the Trustee shall be entitled to rely without further inquiry upon all such written directions received from the Committee. The Committee shall in its sole discretion have the right to appoint such agents as it may deem necessary to carry out its duties pursuant to the provisions of the Plan and this Trust. If necessary or appropriate the Committee shall notify the Trustee in writing as to the identity and authority of any such agent, which notice shall be effective upon receipt by the Trustee and shall remain effective until notice of the termination of any such agent's authority is given to the Trustee.

         ELEVENTH: COMPENSATION AND EXPENSES.

         The Trustee shall be entitled to receive such reasonable compensation for its services as may be agreed upon from time to time by the Sponsor and the Trustee. Unless paid by the Company, such compensation, attorneys' fees that were incurred with the Committee's approval in the administration of the Trust Fund, all taxes levied or assessed against the Trust Fund, and such other expenses as are incurred in the administration of the Trust Fund shall be paid from the Trust Fund.

         TWELFTH: RESIGNATION OF TRUSTEE.

         The Trustee may resign at any time by giving thirty (30) days written notice to the Sponsor. An authorized officer of the Sponsor may remove the Trustee at any time by giving thirty (30) days written notice to the Trustee unless the Trustee shall accept as adequate a shorter notice. In the case of the resignation or removal of the Trustee, an authorized officer of the Sponsor shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee. Upon the resignation or removal of the Trustee and the appointment of the successor trustee, the Trustee shall account for the administration of the Trust Fund up to the date of its resignation or removal in the manner provided in Article NINTH hereof and, upon the approval or deemed approval of such accounting, the Trustee shall transfer to the successor trustee all of the assets then constituting the Trust Fund and the Trustee shall to the maximum extent permitted by ERISA be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions; provided, however, that the Trustee may, in its sole discretion, transfer such assets prior to the completion of such accounting if the Sponsor agrees thereto in writing, such writing to include such limitations on the Trustee's liability therefor as the Trustee may deem appropriate. The term "Trustee" as used in this Agreement shall be deemed to apply to any successor trustee acting hereunder.

         THIRTEENTH: AMENDMENT

         An authorized officer of the Sponsor may amend all or any part of this Agreement at any time provided, however, that any amendment shall not be effective until the instrument of amendment has been agreed to and executed by the Trustee. Any such amendment or modification of this Agreement may be retroactive if necessary or appropriate to qualify or maintain the Trust Fund as a part of a plan and trust exempt from federal income taxation under sections 401(a) and 501(a) of the Code, the provisions of ERISA, or any other applicable provisions of federal or state law, as now in effect or hereafter amended or adopted, and any regulations issued thereunder, including, without limitation, any regulations issued by the United States Treasury Department, or the United States Department of Labor.

         Notwithstanding anything contained in this Article THIRTEENTH to the contrary, no amendment shall divert any part of the Trust Fund to, and no part of the Trust Fund shall be used for, any purpose other than for the exclusive purpose of providing benefits to Participants and their beneficiaries; provided, however, that nothing in this Article THIRTEENTH shall be deemed to limit or otherwise prevent the payment from the Trust Fund of expenses, other charges as provided in Article ELEVENTH, or as otherwise permitted by the Plan.

         FOURTEENTH: TERMINATION.

         This Agreement and the Trust Fund hereby created may be terminated at any time by the Board of Directors of the Sponsor by written notice delivered to the Trustee. Upon receipt of such notice of termination, the Trustee shall, after payment of all expenses incurred in the administration of the Trust Fund and such compensation as the Trustee may be entitled to, and upon approval of the appropriate governmental or quasi-governmental authorities (if such approval shall be required under applicable law or desired by the Committee), then distribute the Trust Fund in cash or in kind to such persons or entities, including the Company, at such time and in such amounts as the Committee shall direct, which direction shall be in conformity with the provisions of the Plan and ERISA.

         FIFTEENTH: PLAN-TO-PLAN TRANSFERS; ROLLOVERS.

         The Trustee or its agent may transfer all of the property representing a Participant's vested interest in the Plan to the trustees of any trust qualified under section 401(a) of the Code or to an individual retirement account. The Trustee or its agent may make such a transfer only at the direction of the Committee.

         The Trustee may accept as part of the Trust Fund such property as is acceptable to the Trustee that represents a Participant's retirement benefits transferred from a trust qualified under section 401(a) of the Code or transferred from the Participant or an individual retirement account as a permissible rollover under section 402(c) or 408(d)(3) of the Code. The Trustee may accept such a transfer only at the direction of the Committee. A Participant shall at all times be fully vested in any property so transferred as a rollover to the Trust Fund. Such property shall be distributed to the Participant or his beneficiary at the direction of the Committee within the time required for distribution of his or her retirement benefits under the applicable provisions of the Plan.

         SIXTEENTH: ADOPTING EMPLOYERS.

         An affiliated entity of the Sponsor that has adopted the Plan in accordance with its terms shall become a party to this Agreement by delivering to the Sponsor and the Trustee a certified copy of a resolution of its board of directors or governing body to the effect that it agrees to adopt the Plan, to become a party to this Agreement, and to be bound by all the terms and conditions of the Plan and this Agreement. The Sponsor shall have the sole authority to enforce this Agreement on behalf of any such affiliated entity and the Trustee shall in no event be required to deal with any such affiliated entity except by dealing with the Sponsor as its agent. Irrespective of the number of affiliated entities which may become parties to this Agreement, the Trustee shall in all respects invest and administer the Trust Fund as a single fund for investment and accounting purposes without allocation of any part of the Trust Fund as between the Sponsor and any such affiliated entity.

         An affiliated entity that has adopted the Plan shall cease to be a party to this Agreement upon the Sponsor delivering to the Trustee a certified copy of a resolution of such affiliated entity's board of directors or governing body terminating its participation in the Plan. In such event, or in the event of the merger, consolidation, sale of property or stock, separation, reorganization or liquidation of the Sponsor or of any such affiliated entity, or in the event of the establishment, modification or continuance of any other retirement plan that separately or in conjunction with this Plan qualifies under section 401(a) of the Code, the Trustee shall continue to hold the portion of the Trust Fund that is attributable to the participation in the Plan of the employees and their beneficiaries affected by such termination or by such transaction, and this Agreement shall continue in force with respect to such portion, until otherwise directed by the Committee, in accordance with the provisions of the Plan and ERISA.

         SEVENTEENTH: ALIENATION.

         No interest in the Trust Fund shall be assignable or subject to anticipation, sale, transfer, mortgage, pledge, charge, garnishment, attachment, bankruptcy or encumbrance or levy of any kind, and the Trustee shall not recognize any attempt to assign, sell, transfer, mortgage, pledge, charge, garnish, attach or otherwise encumber the same except to the extent that such attempt is made pursuant to a court order determined by the Committee to be a qualified domestic relations order, as defined in section 414 of the Code and section 206 of ERISA, or as otherwise required by law.

         EIGHTEENTH: BOND.

         The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement except as required by law.

         NINETEENTH: SUCCESSORS.

         This Agreement shall be binding upon the respective successors and assigns of the Company and the Trustee. Any corporation that shall, by merger, consolidation, purchase or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession, and without any appointment or other action by any person, be and become successor Trustee hereunder.

         TWENTIETH: SEVERABILITY.

         If any provision of this Agreement is held to be invalid, such invalidity shall not affect the remaining provisions of the Agreement and they shall be construed and enforced as if such invalid provisions had never been inserted therein.

         TWENTY-FIRST: COMMUNICATIONS.

         Communications to the Company or the Committee shall be addressed to the Sponsor, or to the Committee in care of the Sponsor, as the case may be, Mr. Kevin Wilcox, Director, Corporate Employee Benefits, Allergan, Inc., 2525 Dupont Drive, Irvine, CA 92612-1599 (or his/her successor); provided, however, that upon the Sponsor's written request such communications shall be sent to such other address as the Sponsor may specify.

         Communications to the Trustee shall be addressed to: UMB Bank, N.A., Employee Benefit Division, 1010 Grand Avenue, P.O. Box 419692, Kansas City, MO 64141-6692; provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify. No communication shall be binding on the Trustee until it is received by the Trustee.

         TWENTY-SECOND: GOVERNING LAW.

         This Agreement shall be construed in accordance with ERISA and, to the extent not preempted by ERISA, the laws of the State of Missouri.

         IN WITNESS WHEREOF, the Sponsor and the Trustee have executed this instrument as of July 1, 2000.

                                             ALLERGAN, INC.

                                             By: /s/ Francis R. Tunney, Jr.
                                                 -------------------------------
                                             Title: Corporate Vice President--
                                             Administration, General Counsel and
                                             Secretary

ATTEST:

Title:
       ---------------------------
(Corporate Seal)

                                             UMB BANK, N.A.

                                             By: /s/ William A. Hann
                                                 -------------------------------
                                             Title: Senior Vice President